UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:			CHAPTER 11 (BUSINESS)

	Quantum Technologies		Case Number:	8:16-bk-11202
	Chapter 11 Debtor in Possession		Operating Report Number:	1
		Debtor(s).	For the Month Ending:	3/31/2016

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing
	Accounts Receivable - Pre-filing		141,986.65
	General Sales
	Other (Specify)
	Other (Specify)	DIP Lender	3,402,000.00

	TOTAL RECEIPTS THIS PERIOD:			3,543,986.65

5. BALANCE:				3,543,986.65

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		110,270.75
	Disbursements (from page 2)		38,629.04

	TOTAL DISBURSEMENTS THIS PERIOD:***			148,899.79

7. ENDING BALANCE:				3,395,086.86

8.	General Account Number(s):		5500005523

	Depository Name & Location:		East West Bank
			134 N Los Robles Ave, Pasadena, CA 91101

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transfered	Amount Disbursed	Amount
3/30/2016	Debit	East West Bank	Incoming Wire Charges		20.00	20.00
3/31/2016	QTP001	Ortiz, Adrian	Pre-petition payroll		761.35	761.35
3/31/2016	QTP002	RYAN CAN WOERKON	Pre-petition payroll		573.26	573.26
3/31/2016	QTP003	SARKIS ERKASJAN	Pre-petition payroll		910.01	910.01
3/31/2016	QTP004	Parra, Mario	Pre-petition payroll		3,813.17	3,813.17
3/31/2016	QTP005	Salazar, Armando	Pre-petition payroll		800.32	800.32
3/31/2016	QTP006	Enkasjan, Sarkis A	Pre-petition payroll		745.96	745.96
3/31/2016	QTP007	GREGORY LING	Pre-petition payroll		26.51	26.51
3/31/2016	QTP008	ARNOLD NOLASCO	Pre-petition payroll		392.03	392.03
3/31/2016	QTP009	Parra, Mario	Pre-petition payroll		965.66	965.66
3/31/2016	QTP010	Kirk DeCarlo	Pre-petition payroll		13,827.27	13,827.27
3/31/2016	QTP011	Kirk DeCarlo	Pre-petition payroll		2,884.74	2,884.74
3/31/2016	QTP012	MAX MOORE	Pre-petition payroll		2,863.66	2,863.66
3/31/2016	QTP013	Iniguez, Rene A	Pre-petition payroll		1,165.82	1,165.82
3/31/2016	QTP014	Yelverton, Michael I	Pre-petition payroll		1,031.88	1,031.88
3/31/2016	QTP015	Frankenbusch, George A	Pre-petition payroll		1,806.28	1,806.28
3/31/2016	QTP016	Stout, James D	Pre-petition payroll		2,523.08	2,523.08
3/31/2016	QTP017	Vuong, Chau Minh	Pre-petition payroll		1,002.72	1,002.72
3/31/2016	QTP018	Nguyen, Bieu	Pre-petition payroll		985.74	985.74
3/31/2016	QTP019	Keller, Matthew T	Pre-petition payroll		1,529.58	1,529.58
3/31/2016	Tr	Payroll	Post-petition payroll taxes	110,258.75		110,258.75
3/31/2016	Tr	Payroll	Maintenance Fee	12.00		12.00

			TOTAL DISBURSEMENTS THIS PERIOD:	110,270.75	38,629.04	$148,899.79

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2016	Balance on Statement:	$3,327,406.52

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	Held Checks	88,586.65

TOTAL DEPOSITS IN TRANSIT			88,586.65

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
QTP001	3/31/2016	761.35
QTP002	3/31/2016	573.26
QTP003	3/31/2016	910.01
QTP004	3/31/2016	3,813.17
QTP005	3/31/2016	800.32
QTP006	3/31/2016	745.96
QTP007	3/31/2016	26.51
QTP008	3/31/2016	392.03
QTP009	3/31/2016	965.66
QTP012	3/31/2016	2,863.66
QTP013	3/31/2016	1,165.82
QTP014	3/31/2016	1,031.88
QTP015	3/31/2016	1,806.28
QTP016	3/31/2016	2,523.08
QTP018	3/31/2016	985.74
QTP019	3/31/2016	1,529.58

TOTAL OUTSTANDING CHECKS:			20,894.31

Bank statement Adjustments:			12.00
Explanation of Adjustments-
Maintenance Fee (payroll acct)		12.00

ADJUSTED BANK BALANCE:			$3,395,086.86

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			0.00

4. RECEIPTS DURING CURRENT PERIOD:			110,270.75
	(Transferred from General Account)

	5. BALANCE:		110,270.75

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		110,270.75

7. ENDING BALANCE:			0.00

8.	PAYROLL Account Number(s):	5500005530

	Depository Name & Location:	East West Bank
		134 N Los Robles Ave, Pasadena, CA 91101

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
3/31/2016	Wire	Internal Revenue Service	Payroll taxes	110,258.75
3/31/2016	Debit	East West Bank	Maintenance fee	12.00
			TOTAL DISBURSEMENTS THIS PERIOD:	110,270.75

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2016	Balance on Statement:	($12.00)

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:			12.00
Explanation of Adjustments-
Maintenance fee transfer from General Acct		12.00

ADJUSTED BANK BALANCE:			$0.00

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX
	ACCOUNT REPORTS

3. BEGINNING BALANCE:		0

4. RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)

	5. BALANCE:	0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7. ENDING BALANCE:		0.00

8.	TAX Account Number(s):

	Depository Name & Location:

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:		Balance on Statement:

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$0.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

		General Account:	3,395,086.86
		Payroll Account:	0.00
		Tax Account:	0.00
Other Accounts:

Other Monies:
		Petty Cash (from below):	692.94

TOTAL CASH AVAILABLE:				3,395,779.80

Petty Cash Transactions:
Date	Purpose		Amount
3/23/2016	Beginning Balance		779.53
3/24/2016	Labels for A/P		(21.590)
3/24/2016	Lunch Group Meeting		(65.000)

TOTAL PETTY CASH TRANSACTIONS:				692.94

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	38,609.04

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
Other:
	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	19,701	868,514	176,004
		31 - 60 days	0	530,855
		61 - 90 days	0	29,291
		91 - 120 days	0	1,271,695
		Over 120 days
		TOTAL:	19,701	2,700,356	176,004

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability	First Specialty Insurance Co	5,000,000	10/1/2016	10/1/2016
	Worker's Compensation	Hartford	1,000,000	7/23/2016	7/23/2016
	Umbrella	Chubb Custom Insurance Co	5,000,000	10/1/2016	10/1/2016
	Vehicle	Hartford Fire Ins Co.	1,000,000	10/1/2016	10/1/2016
Others:	D&O	XL Specialty Insurance Co	5,000,000	10/1/2016	10/1/2016
	Fiduciary & Crime	Federal Insurance Co	1,000,000	10/1/2016	10/1/2016
	E&O	Lloyds of London	2,000,000	6/3/2016	6/3/2016

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		0.00		0.00	0.00

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
0.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
0.00

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	3/23-3/31/2016	Cumulative Post-Petition
Sales/Revenue:
Gross Product Sales/Revenue	$124,195.00	$124,195.00
Gross Contract Revenue	$196,183.48	$196,183.48
Less: Returns/Discounts	$0.00	$0.00
Net Sales/Revenue	$320,378.48	$320,378.48

Cost of Goods Sold:
Beginning Inventory at cost	$9,143,311.00	$9,143,311.00
Purchases	$6,598.82	$6,598.82
Less: Ending Inventory at cost	$8,884,229.00	$8,884,229.00
Cost of Goods Sold (COGS)	$62,290.00	$62,290.00
Inventory variances related to entire quarter	$203,390.82
Direct Labor	$36,000.00	$36,000.00
Indirect COGS	$148,351.65	$148,351.65
Cost of Contract Revenue	$56,986.81	$56,986.81

Gross Profit	($186,640.800)	($186,640.800)

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$30,423.00	$30,423.00
Payroll - Other Employees	$168,352.00	$168,352.00
Payroll Taxes	$17,889.75	$17,889.75
Other Taxes (Itemize)	$2,130.48	$2,130.48
Depreciation and Amortization	$47,301.39	$47,301.39
Rent Expense - Real Property	$19,480.46	$19,480.46
Lease Expense - Personal Property	$1,915.29	$1,915.29
Insurance	$52,618.83	$52,618.83
Real Property Taxes	$2,205.46	$2,205.46
Telephone and Utilities	$10,074.22	$10,074.22
Repairs and Maintenance	$5,585.63	$5,585.63
Travel and Entertainment (Itemize)
Meals & Entertainment	$336.46	$336.46
Travel & Subsistence	$2,526.58	$2,526.58
Miscellaneous Operating Expenses (Itemize)	$39,945.30	$39,945.30
Total Operating Expenses	$400,784.85	$400,784.85

Net Gain/(Loss) from Operations	($587,425.650)	($587,425.650)

		$0.00
Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)
Total Non-Operating income

Non-Operating Expenses:
Interest Expense	$60,895.49	$60,895.49
Legal and Professional (Itemize)
Company Restructuring Advisors / CRO	$61,071.43	$61,071.43
Debtor Counsel	$152,905.63	$152,905.63
UCC Counsel	$22,500.00	$22,500.00
Claims Agent	$60,000.00	$60,000.00
Investment Banker	$15,000.00	$15,000.00
Other (Itemize)
Total Non-Operating Expenses	$372,372.55	$372,372.55

NET INCOME/(LOSS)	($959,798.200)	($959,798.200)

*Note: Books are closed quarterly and as a result these financials reflect estimates based on expenses for the entire quarter.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS	Current Month End
Current Assets:
Unrestricted Cash	3,395,087.00
Restricted Cash	0.00
Accounts Receivable	2,876,360.00
Inventory	8,884,229.00
Notes Receivable	0.00
Prepaid Expenses	1,085,341.00
Other (Itemize)
Total Current Assets		16,241,017.00

Property, Plant, and Equipment	42,374,155.00
Accumulated Depreciation/Depletion	(33,400,940.000)
Net Property, Plant, and Equipment	$8,973,215.00	8,973,215.00

Other Assets (Net of Amortization):
Due from Insiders
Deposits and other assets	186,779.00
Discontinued Operations held for Sale	2,510,319.00
Total Other Assets		2,697,098.00

TOTAL ASSETS		27,911,330.00

LIABILITIES
Post-petition Liabilities:
Accounts Payable	19,701.00
Taxes Payable	2,130.00
Notes Payable	0.00
Professional fees	311,477.00
Payroll	189,765.00
Deferred Revenue	99,881.00
Accrued Warranties	5,084.00

Secured Debt
DIP Loan - Douglas
Principal	3,401,980.00
Accrued interest	1,417.00
Bridge Bank - Line of Credit:
Accrued interest	3,341.00

Convertible Notes:
Accrued interest	56,138.00

Total Post-petition Liabilities		4,090,914.00

Pre-petition Liabilities:
Secured Liabilities	14,569,949.00
Priority Liabilities	293,660.00
Unsecured Liabilities	7,572,283.00
Other (Itemize)
Payroll	1,097,296.00
Deferred Revenue	910,023.00
Accrued Warranties	1,226,765.00
Other	217,174.00

Total Pre-petition Liabilities		25,887,150.00

TOTAL LIABILITIES		29,978,064.00

EQUITY:
Pre-petition Owners’ Equity
Post-petition Profit/(Loss)	(1,106,936.000)
Direct Charges to Equity	(959,798.000)
TOTAL EQUITY		(2,066,734.000)

TOTAL LIABILITIES & EQUITY		27,911,330.00

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
x

3.	State what progress was made during the reporting period toward filing a plan of reorganization
The Company is in the process of running a 363 sale process and has engaged an investment banker, has negotiated a Stalking Horse APA and is working on filing Bid Procedures.

4.	Describe potential future developments which may have a significant impact on the case:

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x

I,	Bradley Timon, Chief Financial Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.